Exhibit 10.16

EXECUTION COPY

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) dated as of this 27 day of July, 2004, is by FORMAN PETROLEUM CORPORATION, a Louisiana corporation (“Forman”), ASCENT OIL AND GAS INC, a Delaware corporation (“Ascent Oil and Gas”), PONTOTOC ACQUISITION CORP., a Nevada corporation (“Pontotoc”), PONTOTOC PRODUCTION COMPANY, INC., a Texas corporation (“Pontotoc Texas”), OKLAHOMA BASIC ECONOMY CORPORATION, an Oklahoma corporation (“OBEC”), PONTOTOC HOLDINGS, INC., an Oklahoma corporation (“Holdings”), PONTOTOC GATHERING, L.L.C., an Oklahoma limited liability company (“Gathering”), ASCENT ENERGY HOLDINGS, INC., a Delaware corporation (“Ascent Holdings”), ASCENT ENERGY LOUISIANA, LLC, a Delaware limited liability company (“Ascent Louisiana”), ASCENT GP, LLC, a Delaware limited liability company (“Ascent GP”), ASCENT LP, LLC, a Delaware limited liability company (“Ascent LP”) and ASCENT OPERATING, L.P., a Delaware limited partnership (“Ascent Operating”; and together with Forman, Ascent Oil and Gas, Pontotoc, Pontotoc Texas, OBEC, Holdings, Gathering, Ascent Holdings, Ascent Louisiana, Ascent GP and Ascent LP, collectively, “Debtor” and each, individually, a “Debtor”), in favor of FORTIS CAPITAL CORP., a Connecticut corporation (“Fortis”), as the Agent on behalf of itself, the Qualified Hedging Counterparty (defined below) and the Lenders party to the Loan Agreement described below (in such capacities, the “Agent”).

R E C I T A L S:

WHEREAS, Debtors have entered into a certain Amended and Restated Loan Agreement with the Agent, Fortis Energy LLC, as Qualified Hedging Counterparty (the “Qualified Hedging Counterparty”), and the Lenders (as defined therein), dated as of July 27, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Agent, the Lenders and the Qualified Hedging Counterparty have conditioned their obligations under the Loan Agreement and the Hedging Contracts (as defined in the Loan Agreement), as applicable, upon, among other things, the execution and delivery of this Security Agreement by Debtors.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtors hereby agree with the Agent, on behalf of and for the benefit of the Agent, the Lenders and the Qualified Hedging Counterparty (collectively, the “Secured Parties”), as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined Above. As used in this Agreement, the terms “Agent,” “Agreement,” “Ascent Holdings,” “Ascent GP,” “Ascent Louisiana,” “Ascent LP,” “Ascent Oil and Gas,” “Ascent Operating,” “Debtor,” “Debtors,” “Forman,” “Fortis,” “Fortis Energy,” “Gathering,”

“Holdings,” “Lenders,” “Loan Agreement,” “OBEC,” “Pontotoc,” “Pontotoc Texas,” “Qualified Hedging Counterparty” and “Secured Parties” shall have the meanings indicated above.

Section 1.02 Definitions Contained in the Loan Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Loan Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

Section 1.03 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

“Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas.

“Collateral” shall have the meaning set forth in Section 2.01 herein.

“Contract Right(s)” shall mean any right of any Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

“Contracts” means all contracts and agreements, including operating agreements, farm-out or farm-in agreements, sharing agreements, mineral purchase agreements, contracts for the purchase, exchange, transportation, processing or sale of Hydrocarbons, rights-of-way, servitudes, easements, surface leases, equipment leases, permits, franchises, licenses, pooling or unitization agreements, and unit or pooling designations and orders now or hereafter affecting any of the Oil and Gas Properties, Operating Equipment, Fixture Operating Equipment, or Hydrocarbons now or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, processing, handling, storing, transporting, marketing, sale, purchase or exchange of oil, gas or other minerals produced from any of the Oil and Gas Properties, and all as such contracts and agreements as they may be amended, restated, modified, substituted or supplemented from time-to-time.

“Default” shall mean the occurrence of any of the events specified in Section 6.01 herein, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

“Deposit Account(s)” shall have the meaning given to such term in the Code.

“Event of Default” shall mean the occurrence of any of the events specified in Section 6.01 herein, provided that any requirement for notice or lapse of time or other condition precedent has been satisfied.

“Excluded Collateral” means any vehicles or any equipment the ownership of which is evidenced by certificate(s) of title, now or hereafter owned by any Debtor.

“Fixture Operating Equipment” means any of the Operating Equipment which as a result of being incorporated into realty or structures or improvements located therein or thereon, with the intent that they remain there permanently, constitute fixtures under the laws of Louisiana, Oklahoma or Texas, as applicable.

“Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

“Oil and Gas Property” means (a) the oil and gas and/or oil, gas and mineral leases and leasehold interests, fee mineral interests, term mineral interests, mineral servitudes, subleases, farmouts, royalties, overriding royalties, net profits interests, production payments, operating rights, and similar interests or estates of the Debtors for all purposes including, but not limited to, the net revenue interests and any reversionary or carried interests relating to any of the foregoing, (b) all production units (and the properties covered thereby) which may affect all or any portion of such interests and any units created by agreement or designation or under orders, regulations, rules or other official acts of any Federal, state or other governmental body or agency having jurisdiction, (c) any other interest in, to or relating to (i) all or any part of the land owned by any Debtors or in the Contracts or (ii) any of the estates, property rights or other interests referred to above, (d) any instrument executed in amendment, correction, modification, confirmation, renewal or extension of the same, (e) any and all rights, titles and interests of any Debtor (which are similar in nature to any of the rights, titles and interests described in (a) through (d) above) which are located on or under or which concern any property or properties against which a counterpart of this instrument is filed of record in the real property records of the county or parish where such properties or properties are located, (f) any and all rights of any Debtor in the improvements and other constructions now or hereafter located on the property described in the foregoing clauses (a) through (e) to the extent that any such property should constitute or be deemed to constitute immovable property for purposes of Louisiana, Oklahoma, or Texas law, as applicable (including without limitation any buildings, platforms, structures, towers, rigs or other immovable property or component parts thereof and (g) all tenements, hereditaments and appurtenances now existing or hereafter obtained in connection with any of the aforesaid.

“Operating Equipment” means all personal property, surface or subsurface machinery, equipment, fixtures, facilities, supplies or other Property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other Property not owned by any Debtor taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on any of the Property affected by the Oil and Gas Properties which are useful for the production, treatment, storage, processing or transportation of Hydrocarbons produced from or attributable thereto, including, but not limited to, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, pipelines, tanks, gas systems (for gathering, treating, compression, disposal or injection), chemicals, solutions, water systems (for treating, disposal and injection), pipe, apparatus, boilers, liquid extractors, connectors, valves, fittings, lines, supplies, derricks, wells, power plants, poles, cables, wires, meters, processing plants, compressors, dehydration units, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, shipping facilities and all additions, substitutes and replacements for, and accessories and attachments to, any of the foregoing. Operating Equipment shall not include any items incorporated into realty or structures or improvements located therein or thereon in such a manner that they constitute immovables under the laws of the States of Louisiana, Oklahoma and Texas, as applicable.

“Property” means any property of any kind, whether real, personal, or mixed and whether tangible or intangible.

“Secured Obligations” shall have the meaning set forth in Section 2.03 herein.

Section 1.04 Terms Defined in Code. All terms used herein which are defined in the Code shall have the same meaning herein unless the context otherwise requires.

ARTICLE II

SECURITY INTEREST

Section 2.01 Grant of Security Interest. Each Debtor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of such Debtor’s right, title and interest in and to the following Property, whether now owned or existing or hereafter arising or acquired and wherever arising or located (such Property being hereinafter sometimes called the “Collateral”):

(a) all Operating Equipment,

(b) the Contracts as well as all Accounts, Contract Rights and General Intangibles now or hereafter arising in connection with or resulting from any of the Oil and Gas Properties and the production therefrom,

(c) all proceeds and products of the Oil and Gas Properties and the production therefrom,

(d) the Deposit Accounts described on Exhibit A hereto and the monies on deposit therein from time to time; and

(e) all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing;

provided, however, that, notwithstanding anything to the contrary contained herein, the Collateral shall not include, and the Agent and the Secured Parties shall not by virtue of this Agreement have a Lien on, any Excluded Collateral.

Section 2.02 After-Acquired Collateral. All Property acquired by any Debtor after the date of this Agreement that by the terms hereof is required or intended to be subject to the security interest granted or renewed by this Agreement will, immediately upon the acquisition thereof and without further conveyance or assignment, become subject to the security interest created by this Agreement as fully as if now owned by any Debtor and specifically described herein. Nevertheless, each Debtor will do all such further acts and will execute, acknowledge and deliver all such further financing statements and assurances as the Agent may reasonably require for accomplishing the purposes of this Agreement.

Section 2.03 Sale of Collateral. The inclusion of proceeds as part of the Collateral does not authorize the Debtors to sell any of the Collateral without the Agent’s prior written consent unless otherwise provided in the Loan Agreement.

Section 2.04 Obligations Secured. The Collateral secures the indefeasible payment in full in cash and performance of all Obligations now or hereafter existing under the Loan Agreement, the Hedging Contracts and each other Loan Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of the Debtors to any Secured Party, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereinafter existing or due or to become due, and all obligations of each Debtor now or hereafter existing under this Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of the Debtors being the “Secured Obligations”).

Section 2.05 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations, (b) be binding upon each Debtor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and of the Secured Parties. Upon the indefeasible payment in full in cash of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtors. Upon any such payment and termination or expiration, the Agent will, at the Debtors’ sole expense, promptly deliver to the Debtors, without any representations, warranties or recourse of any kind whatsoever, any Collateral then in its possession and promptly execute and deliver to the Debtors such instruments and documents as the Debtors shall reasonably request to evidence such termination.

Section 2.06 Security Interest Absolute. All rights of the Agent and the other Secured Parties and the security interests granted to the Agent for the benefit of the Secured Parties hereunder, and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity, legality or enforceability of the Loan Agreement or any other Loan Document; (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Debtors or any other Person under the provisions of the Loan Agreement or any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Debtors hereby waive, to the extent permitted by applicable law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Loan Agreement or any other Loan Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which would otherwise constitute a defense available to, or a legal or equitable discharge of, any Debtor, any surety or any guarantor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Agent to enter into this Agreement and the Loan Agreement, each Debtor represents and warrants to the Agent that:

Section 3.01 Title. Except for Permitted Liens, such Debtor owns, and with respect to Collateral acquired after the date hereof, such Debtor will own, the Collateral free and clear of any Lien.

Section 3.02 Financing Statements. No effective financing statement, security agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except (i) as may have been filed in favor of the Agent or (ii) in connection with a Permitted Lien.

Section 3.03 Organization and Authority. Such Debtor is duly formed and validly existing under the laws of its state of organization. Such Debtor has the power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by such Debtor have been duly authorized by all necessary action on the part of such Debtor. The execution, delivery and performance of this Agreement by such Debtor do not and will not (a) violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, (b) violate the charter or by-laws or any other organizational or governance document of such Debtor, and (c) conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which such Debtor or any of its Property is bound (provided that such Debtor makes no representation under this Section 3.03 regarding whether the grant of the security interest in, to and under the Contracts conflicts with, results in a breach of, or constitutes a default under any such Contract).

Section 3.04 Principal Place of Business. The place of business of such Debtor or, if such Debtor has more than one place of business, the chief executive office of such Debtor and the office where such Debtor keeps its books and records, is located at 1700 Redbud Boulevard, Suite 450, McKinney, Texas 75069.

Section 3.05 Possession and Control. The Debtors have exclusive possession and control of the Collateral.

ARTICLE IV

COVENANTS

Each Debtor covenants and agrees with the Agent that until the Secured Obligations are paid and performed in full:

Section 4.01 Maintenance. (a) Such Debtor shall maintain the Collateral in good operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof; (b) such Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance; and (c) such Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

Section 4.02 Encumbrances. Such Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except Permitted Liens, and shall defend such Debtor’s rights in the Collateral and the Agent’s security interest in the Collateral against the claims of all Persons and entities.

Section 4.03 Rights to Collateral. Such Debtor shall do nothing to impair the rights of the Agent and the Secured Parties in the Collateral.

Section 4.04 Disposition of Collateral. Except as may be expressly provided for in the Loan Agreement, such Debtor shall not sell, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of the Agent.

Section 4.05 Further Assurances. At any time and from time to time, upon the request of the Agent, and at the sole expense of such Debtor, such Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may reasonably require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

Section 4.06 Risk of Loss; Insurance. Such Debtor shall be responsible for any loss of or damage to the Collateral. Such Debtor shall maintain the insurance policies required by the Loan Agreement.

Section 4.07 Inspection Rights. Such Debtor shall permit the Agent and its representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy such Debtor’s books and records at any reasonable time during normal business hours in accordance with the Loan Agreement.

Section 4.08 Notification. Such Debtor shall promptly notify the Agent of any event described in Section 14(i) of the Loan Agreement affecting the Collateral.

ARTICLE V

RIGHTS OF AGENT

Section 5.01 Power of Attorney. Each Debtor authorizes the Agent to execute alone any financing statement, any amendment to any existing financing statement or other documents or instruments that the Agent may require under this Agreement. Each Debtor hereby irrevocably appoints the Agent as such Debtor’s attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor or otherwise, from time to time in the Agent’s discretion, to take any action and to execute any instrument which the Agent may deem necessary or prudent to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; and (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; provided that the Agent shall not take any of the foregoing actions in the place, stead or name of such Debtor unless an Event of Default has occurred and is continuing. EACH DEBTOR HEREBY ACKNOWLEDGES, CONSENTS AND

AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 5.01 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL SUCH TIME THAT ALL SECURED OBLIGATIONS ARE REPAID IN FULL IN CASH.

The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence and willful misconduct. The power of attorney is conferred on the Agent solely for the purposes of enabling the Agent to act on behalf of any Debtor in order to perform any act that such Debtor is obligated to perform hereunder that such Debtor has failed or refused to perform, or for any other purpose which the Agent reasonably deems necessary to act promptly to protect or preserve its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral, unless caused by the Agent’s gross negligence or willful misconduct.

Section 5.02 Performance by the Agent of the Debtors’ Obligations. If any Debtor fails to perform or comply with any of its agreements contained herein, the Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of the Agent, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by such Debtor to the Agent on demand and shall constitute Secured Obligations. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any Secured Obligation.

Section 5.03 Assignments by the Agent. The Agent may assign its rights and privileges under this Agreement in accordance with Section 18(f) of the Loan Agreement.

ARTICLE VI

DEFAULT

Section 6.01 Default and Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the following rights and remedies:

(a) The Agent may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Debtors; provided, however, that upon the occurrence of an Event of Default under Section 16 of the Loan Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Debtors.

(b) The Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may (i) require the Debtors to, and each Debtor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to all parties hereto and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior written notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Except as may be otherwise set forth in any other Loan Document, all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to the Loan Agreement) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Expenses; Indemnification. Each Debtor agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto subject to any limitations in the Loan Agreement. Each Debtor agrees to pay and to hold the Agent harmless from and against all fees and all excise, sales, stamp, mortgage and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Each Debtor hereby indemnifies and holds the Agent harmless from and against any and all present and future claims, actions, liabilities, and damages arising from or relating to this Agreement, the Secured Obligations, or the Collateral, and

all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in respect thereof, except for the Agent’s gross negligence and willful misconduct.

Section 7.02 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

Section 7.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtors and the Agent and their respective successors, and assigns, except that the Debtors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Agent as provided in the Loan Agreement.

Section 7.04 Notices. All notices and other communications provided for in this Agreement shall be given as provided for in the Loan Agreement.

Section 7.05 APPLICABLE LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE MANDATORY LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION, PRIORITY, AND/OR ENFORCEMENT OF THE SECURITY INTEREST GRANTED HEREBY) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. EACH DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST SUCH DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY ANY DEBTOR

AGAINST THE AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

Section 7.06 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 7.07 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent to rely upon them.

Section 7.08 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7.09 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.10 Construction. The Debtors and the Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Agent.

Section 7.11 Loan Agreement. In the event of any conflict or inconsistency between the terms of this Agreement and the Loan Agreement, the Loan Agreement shall be controlling.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES FOLLOW]

IN WITNESS HEREOF, the Debtors and the Agent have caused this instrument to be duly executed as of the date first above written.

DEBTORS:

FORMAN PETROLEUM CORPORATION

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT OIL AND GAS INC.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT ENERGY HOLDINGS, INC.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT ENERGY LOUISIANA, LLC

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT GP, LLC

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT LP, LLC

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

ASCENT OPERATING, L.P.

By:	Ascent GP, LLC, its general partner

	By:	/s/ Eddie LeBlanc

	Name:	Eddie LeBlanc

	Title:	Treasurer

PONTOTOC ACQUISITION CORP.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

PONTOTOC PRODUCTION COMPANY, INC.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

OKLAHOMA BASIC ECONOMY CORPORATION

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

PONTOTOC HOLDINGS, INC.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

PONTOTOC GATHERING, L.L.C.

By:	/s/ Eddie LeBlanc

Name:	Eddie LeBlanc

Title:	Treasurer

AGENT:

FORTIS CAPITAL CORP.

By	/s/ Darrell W. Holley

Name:	Darrell W. Holley

Title:	Managing Director

By	/s/ David Montgomery

Name:	David Montgomery

Title:	Senior Vice President